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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2009

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851

(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01: Other Events

          Tompkins Financial Corporation (the “Company”) is planning to raise between $15 million and $30 million in capital by offering the trust preferred securities of a wholly-owned Delaware statutory trust (the “Trust Preferred Securities”), which trust the Company will establish for the purpose of this offering (“Tompkins Capital Trust I”). The Trust Preferred Securities will be offered and sold in reliance upon the exemption from registration provided by Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The Trust Preferred Securities will be issued as cumulative, fixed rate securities, and the net proceeds of the offering will be used by Tompkins Capital Trust I to invest in the Company’s debentures.

          The Trust Preferred Securities and the Company’s debentures are expected to have a 30 year maturity, and carry a fixed rate of interest. It is also expected that the Company will retain the right to redeem the Trust Preferred Securities at a date which is no earlier than 5 years from the date of issuance. Proceeds from the offering are expected to be used to support business growth and for general corporate purposes. The Trust Preferred Securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company plans to complete the offering in the first quarter of 2009.

          This notice does not and will not constitute an offer to sell or the solicitation of an offer to buy the securities described in this Item 8. This notice is being filed pursuant to and in accordance with Rule 135c under the Securities Act of 1933.

          The submission of Item 8.01 of this Current Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD. This discussion contains forward-looking statements that involve risks and uncertainties. The statements contained herein that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this document are based on the information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: February 4, 2009	By:	/s/ Stephen S. Romaine

Stephen S. Romaine
President and CEO